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--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $227,950,000 (APPROXIMATE)
                            HOME LOAN-BACKED NOTES,
                                SERIES 2004-HI1


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2004-HI1
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                               FEBRUARY 27, 2004


--------------------------------------------------------------------------------
                          BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data
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longer be  complete or  current.  Contact  your  registered  representative  for
Offering Documents, current Information or additional materials, including other
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and any further explanation regarding the Information.

Any pricing  estimates  Bear Stearns has supplied at your request (a)  represent
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between the  estimated  bid and offer  levels,  the spread  between which may be
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readily  ascertainable  to produce a  hypothetical  price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of
the  underlying  data  or  computations  based  thereon.   Bear  Stearns  and/or
individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer
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prospectus  when required by law, in which event you may obtain such  prospectus from Bear Stearns.


--------------------------------------------------------------------------------
                          BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2004-HI1
Computational Materials: Preliminary Term Sheet
-------------------------------------------------------------------------------

                           $227,950,000 (APPROXIMATE)

ISSUER:             Home Loan Trust 2004-HI1.

DEPOSITOR:          Residential Funding Mortgage Securities II, Inc.

SELLER:             Residential Funding Corporation.

UNDERWRITERS:       Lead Manager:  Bear, Stearns & Co. Inc.
                    Co-Manager:    Residential Funding Securities Corporation.

MASTER SERVICER:    Residential  Funding  Corporation  (the "Master  Servicer"
                    or "RFC").

INITIAL SUBSERVICER:HomeComings  Financial Network, Inc.  ("HomeComings"),  an
                    affiliate of the Depositor.

INDENTURE TRUSTEE:  JPMorgan Chase Bank.

OWNER TRUSTEE:      Wilmington Trust Company.

THE NOTES:          Home Loan  Trust  2004-HI1  will  issue 10 classes of Home
                    Loan-Backed  Notes,  namely:  the Class  A-1,  Class  A-2,
                    Class  A-3,  Class A-4 and Class A-5 Notes  (collectively, the  "Class A  Notes");  and the  Class  M-1,  Class  M-2,
                    Class  M-3,  Class M-4 and Class M-5 Notes  (collectively, the "Class M Notes" and  together  with the Class A Notes,
                    the  "Offered   Notes").   In  addition,   the  beneficial
                    ownership  interest  in the trust will be  represented  by one  class  of  Certificates  which  will  consist  of two
                    components,   the  "B   Component"   and   the   "Residual
                    Component."  THE  CLASS  A  NOTES  AND  THE  CLASS M NOTES
                    WILL BE OFFERED BY THE PROSPECTUS;  THE CERTIFICATES  WILL
                    NOT BE PUBLICLY OFFERED.


CHARACTERISTICS OF THE NOTES AND CERTIFICATES (A), (B), (C)
----------------- ------------ ---------- ------- --------- --------- ----------- --------------
                                          AVG
                                      LIFE
     NOTES         ORIGINAL               TO      PRINCIPAL PRINCIPAL FINAL SCH.
AND CERTIFICATES     NOTE                  CALL   LOCKOUT    WINDOW    MATURITY      RATINGS
                    BALANCE     COUPON    (YEARS) (MONTHS)  (MONTHS)     DATE     (MOODY'S/S&P)
----------------- ------------ ---------- ------- --------- --------- ----------- --------------

Class A-1                      Floating              0                              Aaa / AAA
                  $59,560,000     (d)      0.90                 20    9/25/2011
Class A-2         $24,274,000    Fixed     2.00      19         9     7/25/2013     Aaa / AAA
Class A-3         $40,346,000    Fixed     3.00      27         19    7/25/2016     Aaa / AAA
Class A-4         $23,121,000    Fixed     5.00      45         32    9/25/2018     Aaa / AAA
Class A-5                      Fixed                 76               4/25/2029     Aaa / AAA
                  $27,774,000     (e)      8.80                 45
Class M-1         $18,800,000  Fixed (e)   6.95      43         78    4/25/2029     Aa2 / AA
Class M-2         $16,450,000  Fixed (e)   6.95      43         78    4/25/2029      A2 / A
Class M-3          $9,400,000  Fixed (e)   6.95      43         78    4/25/2029    Baa1 / BBB+
Class M-4          $4,700,000  Fixed (e)   6.95      43         78    4/25/2029    Baa2 / BBB
Class M-5          $3,525,000  Fixed (e)   6.95      43         78    4/25/2029    Baa3 / BBB-
B Component (f)    $7,050,000    Fixed     6.93      43         78    4/25/2029     Ba2 / BB
----------------- ------------ ---------- ------- --------- --------- ----------- --------------

NOTES:

(A) 100% Prepayment Assumption: 2.0% CPR in month 1 of the Home Loans, and an additional approximately 1.071429% per annum in each month thereafter until month 15. On and after month 15, 17.0% CPR.

(B)  Transaction priced to a 10% clean-up call.

(C) The principal balance of each Class of Notes and Certificates is subject to a 5% variance.

(D) The lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 8.00% per annum.

(E) If the 10% clean-up call is not exercised, the Note Rate applicable to the Class A-5, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

(F)  The B Component is not offered hereby.

THE ASSETS OF THE TRUST: The assets of the Trust will include a group of conventional, closed-end, primarily second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. A substantial majority of the Home Loans will have a combined loan-to-value ratio in excess of 100%. As of the Statistical Cut-off Date, the aggregate principal balance of the Home Loans will be approximately $193,598,298. As of the Closing Date, the aggregate principal balance of the Home Loans will be approximately $235,000,000.

     As of the Statistical Cut-off Date, approximately 0.01% of the Home Loans, were subject to the Home Ownership and Equity Protection Act (the "Home Ownership Act") and were originated on or before January 29, 1999. In addition, as of the Statistical Cut-off Date, approximately 0.11% of the Home Loans, may be subject to the Home Ownership Act and were originated on or before January 29, 1999.

STATISTICAL CUT-OFF DATE: As of February 1, 2004.

CUT-OFF DATE: As of March 1, 2004.

CLOSING DATE: On or about March 29, 2004.

PAYMENT DATE: The 25th of each month (or the next business day), commencing on April 26, 2004.

DELAYDAYS: The Offered Notes, other than the Class A-1 Notes, will have a payment delay of 24 days. With respect to the Class A-1 Notes, 0 days.

NOTE RATE: Interest will accrue on all of the Offered Notes and the B Component, other than the Class A-1 Notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

     The coupon on the Class A-1 Notes will be equal to the lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 8.00% per annum, payable monthly.

     With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

     The Note Rate applicable to the Class A-5, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

PRIORITY OF PAYMENTS: On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

                                    INTEREST

(1)  To pay accrued and unpaid interest on the Class A Notes, pro rata;

(2) To pay accrued and unpaid interest, on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and the B Component, in that order.

                                    PRINCIPAL

(1) To pay as principal on the Class A Notes, an amount equal to the Senior Principal Distribution Amount for such Payment Date, allocated as described below;

(2) To pay as  principal  on the  Class  M-1
    Notes,  an amount equal to the Class M-1
    Principal Distribution Amount;
(3) To pay as  principal  on the  Class  M-2
    Notes,  an amount equal to the Class M-2
    Principal Distribution Amount;
(4) To pay as  principal  on the  Class  M-3
    Notes,  an amount equal to the Class M-3
    Principal Distribution Amount;
(5) To pay as  principal  on the  Class  M-4
    Notes,  an amount equal to the Class M-4
    Principal Distribution Amount;
(6) To pay as  principal  on the  Class  M-5
    Notes,  an amount equal to the Class M-5
    Principal Distribution Amount; and
(7) To pay as principal on the B Component, an amount equal to the B Component
    Principal Distribution Amount.

                                    NET MONTHLY EXCESS CASH FLOW

(1) To pay as principal to the Offered Notes and the B Component, an amount necessary to cover the Liquidation Loss Distribution Amounts on the related Home Loans;

(2) To pay as principal on the Offered Notes and the B Component, the amount necessary to cause the overcollateralization amount to equal the Reserve Amount Target;

(3) To reimburse the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Notes and the B Component, in that order, for any losses previously allocated, with interest thereon; and

(4)  To pay the holders of the Residual  Component,  any  remaining  Excess Cash
     Flow.

PRINCIPAL DISTRIBUTIONS FOR THE NOTES: Any payments of principal allocable to the Class A Notes shall be paid to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, in that order, in each case until the outstanding note balances of each of these notes has been reduced to zero.

     The Class M Notes and B Component will not receive any principal payments prior to the Stepdown Date or on or after the Stepdown Date (so long as a Trigger Event is in effect), unless the aggregate note balance of the Class A Notes is equal to zero. On or after the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A Notes, the Class M Notes and the B Component as described under "Priority of Payments."

CREDIT  ENHANCEMENT:  Credit  enhancement  with  respect  to the  Notes  will be
     provided  by  (1)  Excess  Spread,   (2)   Overcollateralization   and  (3)
     Subordination.

     EXCESS SPREAD: Because the mortgagors are expected to pay more interest on the Home Loans than is necessary to pay interest on the Notes and Certificates, along with fees and expenses of the trust each month, there may be excess interest. On each Payment Date, this excess interest may be used to protect the Notes and Certificates against losses by making an additional payment of principal up to the amount of the losses.

     OVERCOLLATERALIZATION: Excess spread will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the securities then entitled to receive payments of principal, until the aggregate pool balance exceeds the sum of the aggregate note balance of the Offered Notes and the component principal balance of the B Component of the Certificates by a specified amount. This excess represents overcollateralization. Prior to the Stepdown Date, the "Required
     Overcollateralization Amount" will be equal to [2.00]% of the aggregate Cut-off Date pool balance. On or after the Stepdown Date, the Required Overcollateralization Amount will be permitted, subject to certain performance triggers being satisfied, to decrease to [4.00]% of aggregate pool balance of the Home Loans, subject to a floor of 0.50% of the aggregate Cut-off Date pool balance.

     SUBORDINATION: Except as described below, if the Class M Notes remain outstanding, losses on the Home Loans which are not covered by excess cash flow, overcollateralization, or the subordination provided by the B Component of the Certificates will be allocated to the class of Class M Notes with the lowest payment priority. Losses will not be allocated to the Class A Notes.

     INITIAL SUBORDINATION (% ORIG.): [25.50]% for the Class A Notes; [17.50]% for the Class M-1 Notes; [10.50]% for the Class M-2 Notes; [6.50]% for the Class M-3 Notes; [4.50]% for the Class M-4 Notes; [3.00]% for the Class M-5 Notes; and [0.00]% for the B Component.

TRIGGER EVENT: A Trigger Event is in effect with respect to any Payment Date on or after the Stepdown Date if either:

(1) The three-month average of the Sixty-Plus Delinquency Percentage, as determined as of that Payment Date and the immediately preceding two Payment Dates, is greater than [5.00%]; or

(2) The cumulative realized losses on the Home Loans as a percentage of the initial aggregate pool balance of the Home Loans as of the Cut-off Date exceed the following amounts:

(i) Month 37-48 8.50% in month 37, plus an additional 1/12th of 3% for every month thereafter;

(ii) Month 49-60 11.50% in month 49, plus an additional 1/12th of 2% for every month thereafter;

(iii)Month 61-72 13.50% in month 61, plus an additional 1/12th of 0.50% for every month thereafter; and (iv) Month 73 and thereafter 14.00%.


     provided,   however,  that  if  the  six-month  average  of  the  aggregate
     Liquidation Loss Amount, as determined for that Payment Date and the immediately preceding five Payment Dates, is less than 50% of the six-month average of the Net Monthly Excess Cash Flow, as determined for that Payment Date and the immediately preceding five Payment Dates, a Trigger Event shall not be deemed to be in effect.

SENIOR PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Payment  Date,  (1)
     prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Payment Date, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the Principal Distribution Amount for that Payment Date; and (II) the excess of (A) the aggregate note balance of the Class A Notes immediately prior to that Payment Date over
     (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

CLASSM-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate note balance of the Class A Notes (after taking into account the payment of the Senior Principal Distribution Amount for that Payment
     Date) and (2) the note balance of the Class M-1 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

CLASSM-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount and Class M-1 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount and Class M-1 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate note balance of the Class A and Class M-1 Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Payment Date) and (2) the note balance of the Class M-2 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Payment Date: (1)
     prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate note balance of the Class A, Class M-1 and Class M-2 Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount for that Payment Date) and (2) the note balance of the Class M-3 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

CLASSM-4 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, and Class M-3 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, and Class M-3 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate note balance of the Class A, Class M-1, Class M-2, and Class M-3 Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount for that Payment Date) and (2) the note balance of the Class M-4 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

CLASSM-5 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Payment Date: (1)
     prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate note balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount for that Payment Date) and (2) the note balance of the Class M-5 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

B    COMPONENT PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Payment Date:
     (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate of the note balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount for that Payment Date) and (2) the Component Principal Balance of the B Component immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

STEPDOWN DATE: The Stepdown Date is the Payment Date occurring on the later of:

(1)  the Payment Date in April 2007 (i.e., on the 37th Payment Date); and

(2) the first Payment Date on which the aggregate pool balance is less than 50% of the aggregate Cut-off Date pool balance.

SUBORDINATION PERCENTAGE: As to any class of Offered Notes and the B Component, the respective approximate percentages set forth below:

                                                   Class A       45.00%
                                                   Class M-1            61.00%
                                                   Class M-2            75.00%
                                                   Class M-3            83.00%
                                                   Class M-4            87.00%
                                                   Class M-5            90.00%
                                                   B Component          96.00%

RESERVE AMOUNT TARGET: On any Payment Date prior to the Stepdown Date, an amount equal to 2.00% of the aggregate Cut-off Date pool balance. On or after the Stepdown Date, the Reserve Amount Target will be equal to the greater of:
     (a) 4.00% of the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date and (b) the Reserve Amount Floor; provided, however, that any scheduled reduction to the Reserve Amount Target on or after the Stepdown Date as described above shall not be made on any Payment Date if a Trigger Event is in effect.

     In addition, the Reserve Amount Target may be reduced with the prior consent of the Rating Agencies.

RESERVE AMOUNT FLOOR: With respect to the Home Loans, an amount equal to [0.50]% of the aggregate pool balance of the Home Loans as of the Cut-off Date.

OUTSTANDING RESERVE AMOUNT: With respect to any Payment Date, the excess, if any, of the aggregate pool balance of the Home Loans after giving effect to distributions of principal to be made on that Payment Date, over the sum of the aggregate note balance of the Class A Notes and Class M Notes and the Component Principal Balance of the B Component as of such date, after taking into account distribution of principal to be made on that Payment Date.

MASTER SERVICING FEE: 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

SUBSERVICING FEE: 0.50% per annum, payable monthly.

ADVANCING: There is no required advancing of delinquent scheduled monthly payments of principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees or any other entity.

LIQUIDATION LOSS AMOUNT: With respect to any Payment Date and any Home Loan that became a Liquidated Home Loan during the related collection period, the unrecovered portion of the principal balance of that Home Loan at the end of such collection period, after giving effect to the net liquidation proceeds applied to reduce the principal balance of that Home Loan. In addition, as to any Home Loan for which the principal balance has been reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a Liquidation Loss Amount.

LIQUIDATED HOME LOAN: With respect to any Payment Date, any Home Loan which the master servicer has determined, based on the servicing procedures specified in the servicing agreement, as of the end of the preceding Collection
     Period, that all liquidation proceeds which it expects to recover in connection with the disposition of the related mortgage property have been recovered. In addition, the master servicer will treat any Home Loan that is 180 days or more delinquent as having been finally liquidated.

OPTIONAL REDEMPTION: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance declines to less than 10% of the aggregate Cut-off Date pool balance (the "Call Date").

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

TAX STATUS: For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISAELIGIBILITY: The Notes may be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Code, subject to certain considerations.

SMMEATREATMENT: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.






CLASS A-1 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  3.73      1.35      1.07       0.90      0.79       0.71
MODIFIED DURATION (YEARS)             3.59      1.33      1.05       0.89      0.78       0.70
FIRST PRINCIPAL PAYMENT            4/25/04   4/25/04   4/25/04    4/25/04   4/25/04    4/25/04
LAST PRINCIPAL PAYMENT             4/25/11  11/25/06   4/25/06   11/25/05   8/25/05    6/25/05
PRINCIPAL LOCKOUT (MONTHS)               0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)               85        32        25         20        17         15
ILLUSTRATIVE YIELD @ PAR (30/360)    1.24%     1.24%     1.24%      1.24%     1.24%      1.24%
-------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  8.10      3.25      2.46       2.00      1.70       1.49
MODIFIED DURATION (YEARS)             7.26      3.09      2.36       1.93      1.65       1.45
FIRST PRINCIPAL PAYMENT            4/25/11  11/25/06   4/25/06   11/25/05   8/25/05    6/25/05
LAST PRINCIPAL PAYMENT             3/25/13   1/25/08   2/25/07    7/25/06   3/25/06   12/25/05
PRINCIPAL LOCKOUT (MONTHS)              84        31        24         19        16         14
PRINCIPAL WINDOW (MONTHS)               24        15        11          9         8          7
ILLUSTRATIVE YIELD @ PAR (30/360)    2.42%     2.39%     2.37%      2.36%     2.34%      2.33%
-------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 10.40      4.94      3.74       3.00      2.51       2.16
MODIFIED DURATION (YEARS)             8.81      4.53      3.49       2.83      2.38       2.07
FIRST PRINCIPAL PAYMENT            3/25/13   1/25/08   2/25/07    7/25/06   3/25/06   12/25/05
LAST PRINCIPAL PAYMENT             1/25/16   6/25/10  12/25/08    1/25/08   5/25/07   11/25/06
PRINCIPAL LOCKOUT (MONTHS)             107        45        34         27        23         20
PRINCIPAL WINDOW (MONTHS)               35        30        23         19        15         12
ILLUSTRATIVE YIELD @ PAR (30/360)    2.99%     2.96%     2.95%      2.94%     2.93%      2.91%
-------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 13.12      7.99      6.21       5.00      4.16       3.35
MODIFIED DURATION (YEARS)             9.92      6.65      5.36       4.42      3.74       3.06
FIRST PRINCIPAL PAYMENT            1/25/16   6/25/10  12/25/08    1/25/08   5/25/07   11/25/06
LAST PRINCIPAL PAYMENT             7/25/18   2/25/14   2/25/12    8/25/10   7/25/09   10/25/08
PRINCIPAL LOCKOUT (MONTHS)             141        74        56         45        37         31
PRINCIPAL WINDOW (MONTHS)               31        45        39         32        27         24
ILLUSTRATIVE YIELD @ PAR (30/360)    4.18%     4.16%     4.15%      4.14%     4.13%      4.12%
-------------------------------------------------------------------------------------------------










CLASS A-5 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 17.86     12.45     10.53       8.80      7.43       6.34
MODIFIED DURATION (YEARS)            11.28      8.91      7.88       6.86      5.99       5.25
FIRST PRINCIPAL PAYMENT            7/25/18   2/25/14   2/25/12    8/25/10   7/25/09   10/25/08
LAST PRINCIPAL PAYMENT             3/25/24  11/25/17   2/25/16    4/25/14  10/25/12    7/25/11
PRINCIPAL LOCKOUT (MONTHS)             171       118        94         76        63         54
PRINCIPAL WINDOW (MONTHS)               69        46        49         45        40         34
ILLUSTRATIVE YIELD @ PAR (30/360)    5.28%     5.27%     5.26%      5.26%     5.25%      5.24%
-------------------------------------------------------------------------------------------------


CLASS A-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 18.88     13.65     11.55       9.80      8.38       7.25
MODIFIED DURATION (YEARS)            11.61      9.41      8.36       7.38      6.53       5.80
FIRST PRINCIPAL PAYMENT            7/25/18   2/25/14   2/25/12    8/25/10   7/25/09   10/25/08
LAST PRINCIPAL PAYMENT            11/25/28   7/25/27   4/25/25    7/25/22  12/25/19    5/25/18
PRINCIPAL LOCKOUT (MONTHS)             171       118        94         76        63         54
PRINCIPAL WINDOW (MONTHS)              125       162       159        144       126        116
ILLUSTRATIVE YIELD @ PAR (30/360)    5.29%     5.30%     5.29%      5.30%     5.29%      5.29%
-------------------------------------------------------------------------------------------------

CLASS M-1 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.56     10.26      8.42       6.95      5.83       5.10
MODIFIED DURATION (YEARS)            10.40      7.71      6.59       5.63      4.86       4.34
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    7/25/07
LAST PRINCIPAL PAYMENT             3/25/24  11/25/17   2/25/16    4/25/14  10/25/12    7/25/11
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         39
PRINCIPAL WINDOW (MONTHS)              102        93        89         78        67         49
ILLUSTRATIVE YIELD @ PAR (30/360)    5.13%     5.12%     5.11%      5.10%     5.09%      5.09%
-------------------------------------------------------------------------------------------------

CLASS M-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 16.09     10.87      8.93       7.44      6.32       5.56
MODIFIED DURATION (YEARS)            10.58      7.98      6.84       5.90      5.15       4.63
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    7/25/07
LAST PRINCIPAL PAYMENT             9/25/28   5/25/26   6/25/23    8/25/20   8/25/18    4/25/17
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         39
PRINCIPAL WINDOW (MONTHS)              156       195       177        154       137        118
ILLUSTRATIVE YIELD @ PAR (30/360)    5.14%     5.14%     5.13%      5.13%     5.13%      5.12%
-------------------------------------------------------------------------------------------------



CLASS M-2 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.56     10.26      8.42       6.95      5.83       5.05
MODIFIED DURATION (YEARS)            10.25      7.63      6.53       5.59      4.83       4.28
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    5/25/07
LAST PRINCIPAL PAYMENT             3/25/24  11/25/17   2/25/16    4/25/14  10/25/12    7/25/11
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         37
PRINCIPAL WINDOW (MONTHS)              102        93        89         78        67         51
ILLUSTRATIVE YIELD @ PAR (30/360)    5.33%     5.32%     5.31%      5.31%     5.30%      5.29%
-------------------------------------------------------------------------------------------------

CLASS M-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 16.09     10.84      8.90       7.42      6.30       5.49
MODIFIED DURATION (YEARS)            10.42      7.87      6.76       5.84      5.10       4.55
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    5/25/07
LAST PRINCIPAL PAYMENT             8/25/28   5/25/25   5/25/22    5/25/19   1/25/18    8/25/16
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         37
PRINCIPAL WINDOW (MONTHS)              155       183       164        139       130        112
ILLUSTRATIVE YIELD @ PAR (30/360)    5.34%     5.34%     5.33%      5.33%     5.33%      5.32%
-------------------------------------------------------------------------------------------------

CLASS M-3 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.56     10.26      8.42       6.95      5.83       5.03
MODIFIED DURATION (YEARS)            10.03      7.51      6.44       5.52      4.78       4.22
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    5/25/07
LAST PRINCIPAL PAYMENT             3/25/24  11/25/17   2/25/16    4/25/14  10/25/12    7/25/11
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         37
PRINCIPAL WINDOW (MONTHS)              102        93        89         78        67         51
ILLUSTRATIVE YIELD @ PAR (30/360)    5.64%     5.63%     5.62%      5.61%     5.60%      5.59%
-------------------------------------------------------------------------------------------------

CLASS M-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 16.07     10.78      8.83       7.39      6.26       5.43
MODIFIED DURATION (YEARS)            10.19      7.72      6.63       5.75      5.03       4.47
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    5/25/07
LAST PRINCIPAL PAYMENT             4/25/28  10/25/23   9/25/20    7/25/18   2/25/17    9/25/15
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         37
PRINCIPAL WINDOW (MONTHS)              151       164       144        129       119        101
ILLUSTRATIVE YIELD @ PAR (30/360)    5.65%     5.64%     5.63%      5.63%     5.62%      5.62%
-------------------------------------------------------------------------------------------------


CLASS M-4 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.56     10.26      8.42       6.95      5.83       5.02
MODIFIED DURATION (YEARS)             9.86      7.41      6.37       5.47      4.74       4.18
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    4/25/07
LAST PRINCIPAL PAYMENT             3/25/24  11/25/17   2/25/16    4/25/14  10/25/12    7/25/11
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         36
PRINCIPAL WINDOW (MONTHS)              102        93        89         78        67         52
ILLUSTRATIVE YIELD @ PAR (30/360)    5.89%     5.88%     5.87%      5.86%     5.85%      5.84%
-------------------------------------------------------------------------------------------------

CLASS M-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 16.05     10.70      8.77       7.35      6.22       5.38
MODIFIED DURATION (YEARS)            10.00      7.59      6.53       5.67      4.96       4.40
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    4/25/07
LAST PRINCIPAL PAYMENT            12/25/27   6/25/22   1/25/19   10/25/17   3/25/16   10/25/14
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         36
PRINCIPAL WINDOW (MONTHS)              147       148       124        120       108         91
ILLUSTRATIVE YIELD @ PAR (30/360)    5.90%     5.89%     5.88%      5.88%     5.87%      5.87%
-------------------------------------------------------------------------------------------------

CLASS M-5 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.56     10.26      8.42       6.95      5.83       5.01
MODIFIED DURATION (YEARS)             8.87      6.86      5.95       5.16      4.50       3.99
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    4/25/07
LAST PRINCIPAL PAYMENT             3/25/24  11/25/17   2/25/16    4/25/14  10/25/12    7/25/11
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         36
PRINCIPAL WINDOW (MONTHS)              102        93        89         78        67         52
ILLUSTRATIVE YIELD @ PAR (30/360)    7.45%     7.43%     7.42%      7.41%     7.40%      7.38%
-------------------------------------------------------------------------------------------------

CLASS M-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 16.01     10.60      8.73       7.30      6.16       5.32
MODIFIED DURATION (YEARS)             8.96      6.97      6.07       5.31      4.66       4.16
FIRST PRINCIPAL PAYMENT           10/25/15   3/25/10  10/25/08   11/25/07   4/25/07    4/25/07
LAST PRINCIPAL PAYMENT             7/25/27   3/25/21   8/25/18    2/25/17   7/25/15    2/25/14
PRINCIPAL LOCKOUT (MONTHS)             138        71        54         43        36         36
PRINCIPAL WINDOW (MONTHS)              142       133       119        112       100         83
ILLUSTRATIVE YIELD @ PAR (30/360)    7.45%     7.44%     7.43%      7.43%     7.42%      7.41%
-------------------------------------------------------------------------------------------------


     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                                               SUMMARY     MINIMUM       MAXIMUM
                                             STATISTICS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Number of Loans:                               4,810
  Current Principal Balance:              $193,598,298        $666      $100,000
  Average Current Principal Balance:           $40,249
  Original Principal Balance:             $194,458,116     $10,000      $100,000
  Average Original Principal Balance:          $40,428
  Weighted Average Gross Loan Rate:             11.60%       4.00%        14.85%
  Weighted Average Original Term:                  209          60           300
  Weighted Average Remaining Term:                 207          55           300
  Weighted Average Combined LTV:               117.77%      24.00%       126.00%
  Weighted Average FICO Score:                     692         640           801
  Weighted Average Borrower DTI:                39.52%       1.00%        51.00%
  Balloon Loans (% of Total):                    0.29%
  Weighted Average Jr. Mortgage                 25.99%
  Ratio:
  Lien Position (1st/2nd):              0.01% / 99.99%
  Geographic Distribution:
  (states w/ > 5% concentration)
                                                  Ohio       7.28%
                                          Pennsylvania       6.77%
                                               Florida       6.05%
                                               Indiana       5.49%


                   CREDIT SCORES AS OF THE DATE OF ORIGINATION

----------------------------------------------------------------------------------------------------
                                               PERCENTAGE
                                                OF HOME
                                               LOANS BY
                        NUMBER                  CUT-OFF                                         WA
  RANGE OF CREDIT        OF                    DATE                  AVERAGE                 RESIDUAL
  SCORES AS OF THE       HOME    CUT-OFF DATE  BALANCE    WA CLTV    PRINCIPAL    WA JR.      INCOME
  DATE OF ORIGINATION    LOANS   BALANCE ($)        (%)      (%)    BALANCE ($)  RATIO (%)     ($)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  640 - 659                 457    14,718,222       7.60   115.96      32,206      20.55
                                                                                              4,037
  660 - 679               1,390    54,241,178      28.02
                                                           118.13      39,022      24.84      3,712
  680 - 699               1,333    56,213,836      29.04
                                                           117.87      42,171      27.02      3,675
  700 - 719                 911    39,065,109      20.18
                                                           118.15      42,882      27.18      3,771
  720 - 739                 450    18,565,009       9.59
                                                           117.39      41,256      27.32      3,653
  740 - 759                 165     7,046,525       3.64
                                                           118.20      42,706      27.85      3,782
  760 - 779                  80     2,874,966       1.49
                                                           115.59      35,937      26.19      4,015
  780 - 799                  23       844,453       0.44
                                                           112.78      36,715      26.48      4,370
  800 or Greater              1        29,000       0.01
                                                           125.00      29,000      14.72      2,570
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
        TOTAL:            4,810                   100.00   117.77      40,249      25.99
                                  193,598,298                                                 3,742
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                   LOAN RATES

-------------------------------------------------------------------------------------------------------------
                                               PERCENTAGE
                                                OF HOME
                                               LOANS BY
                        NUMBER                  CUT-OFF                                              WA
  RANGE OF               OF                    DATE                        AVERAGE                 RESIDUAL
  LOAN                   HOME    CUT-OFF DATE  BALANCE    WA    WA CLTV    PRINCIPAL    WA JR.      INCOME
  RATES (%)              LOANS   BALANCE ($)        (%)   FICO      (%)    BALANCE ($)  RATIO (%)     ($)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
  3.501 - 4.000           1                    0.02       712    114.00         34,140      12.94      3,001
                                   34,140

  5.501 - 6.000           4       132,411      0.07       671    106.64         33,103      34.84      2,580

  6.001 - 6.500           3        76,181      0.04       768     80.38         25,394      16.85      5,042

  6.501 - 7.000           2        53,778      0.03       692     89.03         26,889      60.16      3,058

  7.001 - 7.500           3        69,002      0.04       720     74.94         23,001      29.69      2,578

  7.501 - 8.000          11       286,551      0.15       726     91.26         26,050      21.06      3,162

  8.001 - 8.500          14       400,734      0.21       732     94.82         28,624      27.61      2,967

  8.501 - 9.000          81     3,218,996      1.66       722    111.24         39,741      26.77      4,063

  9.001 - 9.500          83     3,711,594      1.92       715    111.39         44,718      27.64      4,520

  9.501 - 10.000        256    10,920,445      5.64       712    115.11         42,658      26.55      4,058

  10.001 - 10.500       377    16,554,431      8.55       712    118.16         43,911      27.08      4,141

  10.501 - 11.000       737    32,100,300     16.58       707    118.34         43,555      26.63      4,134

  11.001 - 11.500       708    30,261,066     15.63       700    118.92         42,742      26.79      3,831

  11.501 - 12.000       686    27,942,470     14.43       687    118.59         40,732      26.02      3,672

  12.001 - 12.500       629    25,083,450     12.96       679    118.26         39,878      25.25      3,573

  12.501 - 13.000       578    21,020,844     10.86       670    118.28         36,368      25.09      3,298

  13.001 - 13.500       321    11,212,222      5.79       664    116.88         34,929      23.07      3,428

  13.501 - 14.000       243     8,141,840      4.21       664    118.12         33,506      24.97      2,901

  14.001 - 14.500        66     2,159,658      1.12       662    117.74         32,722      26.17      2,665

  14.501 - 15.000         7       218,185      0.11       667    119.98         31,169      22.13      2,078
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
      TOTAL:          4,810                  100.00       692    117.77         40,249      25.99      3,742
                              193,598,298
-------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                      ORIGINAL HOME LOAN PRINCIPAL BALANCE

--------------------------------------------------------------------------------------------------------------
                                               PERCENTAGE
                                                OF HOME
                                               LOANS BY
                        NUMBER                  CUT-OFF                                                  WA
  RANGE OF ORIGINAL      OF                    DATE                           AVERAGE                 RESIDUAL
  HOME LOAN              HOME    CUT-OFF DATE  BALANCE        WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
  PRINCIPAL BALANCE      LOANS   BALANCE ($)     (%)          FICO   (%)    BALANCE ($)  RATIO (%)     ($)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  1 - 25,000                615      13,444,702       6.94    693   113.53       21,861       19.09     3,144
  25,001 - 50,000         3,318     125,644,764      64.90    686   117.57       37,868       24.60     3,576
  50,001 - 75,000           856      52,649,751      27.20    702   119.23       61,507       30.75     4,232
  75,001 - 100,000           21       1,859,081       0.96    740   120.36       88,528       35.38     5,398
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
      TOTAL:              4,810     193,598,298     100.00    692   117.77       40,249       25.99     3,742
--------------------------------------------------------------------------------------------------------------


                               COMBINED LTV RATIO

------------------------------------------------------------------------------------------------------
                                               PERCENTAGE
                                                OF HOME
                                               LOANS BY
                        NUMBER                  CUT-OFF                                         WA
  RANGE OF               OF                    DATE                  AVERAGE                 RESIDUAL
  COMBINED               HOME    CUT-OFF DATE  BALANCE    WA FICO    PRINCIPAL    WA JR.      INCOME
  LTV RATIOS  (%)        LOANS   BALANCE ($)        (%)             BALANCE ($)  RATIO (%)     ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  20.01 - 30.00               1        59,450       0.03      715        59,450     100.00      2,274
  30.01 - 40.00               1        14,654       0.01      710        14,654      43.38      2,379
  40.01 - 50.00               2        69,406       0.04      724        34,703      78.56      2,808
  50.01 - 60.00               1        20,725       0.01      734        20,725      79.47      4,319
  60.01 - 70.00               6       213,734       0.11      704        35,622      33.56      3,682
  70.01 - 75.00               8       225,487       0.12      701        28,186      24.25      2,670
  75.01 - 80.00              18       459,771       0.24      711        25,543      23.84      2,731
  80.01 - 85.00              11       354,749       0.18      713        32,250      28.24      3,350
  85.01 - 90.00              14       403,913       0.21      719        28,851      29.10      3,378
  90.01 - 95.00              36     1,122,591       0.58      696        31,183      23.70      2,982
  95.01 - 100.00            167     4,813,365       2.49      702        28,823      24.05      3,159
  100.01 - 105.00           201     7,456,451       3.85      684        37,097      23.57      4,191
  105.01 - 110.00           461    17,332,185       8.95      688        37,597      23.48      3,815
  110.01 - 115.00           721    28,425,800      14.68      690        39,426      24.29      3,899
  115.01 - 120.00           934    38,822,238      20.05      691        41,566      25.38      3,797
  120.01 - 125.00         2,226    93,715,900      48.41      693        42,101      27.44      3,675
  125.01 - 130.00             2        87,879       0.05      683        43,940      30.55      2,898
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
        TOTAL:            4,810                   100.00      692        40,249      25.99      3,742
                                  193,598,298
------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                 JUNIOR RATIOS*

--------------------------------------------------------------------------------------------------
                                               PERCENTAGE
                                                OF HOME
                                               LOANS BY
                        NUMBER                  CUT-OFF                                         WA
  RANGE OF               OF                    DATE                  AVERAGE                 RESIDUAL
  JUNIOR                 HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
  RATIOS (%)             LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  5.01 - 10.00                              0.48       694    106.57       21,298           4,768
                       44      937,119
  10.01 - 15.00
                      325    9,319,043      4.81       685    111.99       28,674           4,206
  15.01 - 20.00
                    1,203   42,384,793     21.90       688    117.15       35,233           3,990
  20.01 - 25.00
                    1,245   48,177,234     24.89       689    117.81       38,697           3,756
  25.01 - 30.00
                      944   41,167,203     21.27       692    118.69       43,609           3,682
  30.01 - 40.00
                      822   40,050,731     20.69       698    119.17       48,724           3,509
  40.01 - 50.00
                      171    8,714,720      4.50       699    118.03       50,963           3,380
  50.01 - 60.00
                       44    2,274,098      1.17       702    118.36       51,684           3,405
  60.01 - 70.00
                        6      327,492      0.17       724    122.50       54,582           2,342
  70.01 - 80.00
                        3      106,666      0.06       692     78.68       35,555           2,997
  80.01 - 90.00
                        1       52,649      0.03       708    121.00       52,649           2,351
  90.01+
                        1       59,450      0.03       715     24.00       59,450           2,274
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
     TOTAL:         4,809                 100.00       692    117.78       40,252           3,742
                           193,571,198
--------------------------------------------------------------------------------------------------
* Excludes home loans secured by first liens.



                            ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
                                               OF HOME
                                              LOANS BY
                       NUMBER                  CUT-OFF                                         WA
 RANGE OF MONTHS         OF                    DATE                  AVERAGE                 RESIDUAL
 ORIGINAL TERM          HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
 TO MATURITY            LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  1 - 96                                      0.21     709  118.62      30,977       19.72      4,239
                     13         402,704
  109 - 120
                    160       5,595,938       2.89     697  115.01      34,975       25.47      3,981
  145 - 156
                      1          33,114       0.02     657  125.00      33,114       18.05      3,095
  157 - 168
                      2          69,123       0.04     655  118.05      34,561       18.92      2,850
  169 - 180       3,218     128,349,155      66.30     693  117.53      39,885       25.88      3,864
  181 - 288
                    449      17,848,870       9.22     690  118.90      39,752       25.62      3,615
  289 - 300
                    967      41,299,394      21.33     688  118.36      42,709       26.66      3,384
------------------------------------------------------------------------------------------------------
    TOTAL:        4,810     193,598,298     100.00     692  117.77      40,249       25.99      3,742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                        REMAINING TERM TO STATED MATURITY

------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
                                               OF HOME
                                              LOANS BY
                       NUMBER                  CUT-OFF                                         WA
 RANGE OF MONTHS         OF                    DATE                  AVERAGE                 RESIDUAL
 REMAINING TERM         HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
 TO MATURITY            LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  1 - 96             16         441,050       0.23      713  115.64      27,566      20.67      4,249
  97 - 108            2          50,579       0.03      696   93.79      25,290      28.58      3,154
  109 - 120         164       5,684,931       2.94      697  114.66      34,664      25.64      3,942
  121 - 144           1          17,775       0.01      693  106.00      17,775      14.08      1,845
  145 - 156           2          61,379       0.03      693  119.01      30,689      19.75      2,846
  157 - 168          11         320,819       0.17      704  101.36      29,165      20.15      3,352
  169 - 180       3,198     127,873,501      66.05      693  117.61      39,985      25.89      3,867
  181 - 288         453      18,059,521       9.33      690  118.88      39,866      25.84      3,604
  289 - 300         963      41,088,744      21.22      688  118.36      42,667      26.56      3,387
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
    TOTAL:        4,810     193,598,298     100.00      692  117.77      40,249      25.99      3,742
------------------------------------------------------------------------------------------------------




                               YEAR OF ORIGINATION

------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
                                               OF HOME
                                              LOANS BY
                       NUMBER                  CUT-OFF                                         WA
                         OF                    DATE                  AVERAGE                 RESIDUAL
 YEAR OF                HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
 ORIGINATION            LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  1997                1           22,634       0.01     684    96.00      22,634     41.67      1,485
  1998               11          255,868       0.13     726    95.33      23,261     35.73      3,331
  1999                4          120,170       0.06     697   111.38      30,042     33.13      2,044
  2001                2           93,419       0.05     726   121.07      46,709     39.60      2,249
  2002                8          206,657       0.11     721    93.94      25,832     20.84      3,514
  2003            3,772      151,583,518      78.30     691   117.70      40,187     26.10      3,726
  2004            1,012       41,316,033      21.34     693   118.31      40,826     25.50      3,813
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
    TOTAL:        4,810      193,598,298     100.00     692   117.77      40,249     25.99      3,742
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES

------------------------------------------------------------------------------------------------
                                              PERCENTAGE
                                               OF HOME
                                              LOANS BY
                       NUMBER                  CUT-OFF                                         WA
                         OF                    DATE                  AVERAGE                 RESIDUAL
                        HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
 STATE                  LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Ohio               368  14,092,873      7.28      691   119.46               24.95      3,982
                                                                    38,296
  Pennsylvania       325  13,096,933      6.77
                                                    696   118.36    40,298     28.67      3,658
  Florida            282  11,715,558      6.05
                                                    687   117.46    41,545     26.20      3,696
  Indiana            298  10,620,606      5.49
                                                    691   118.30    35,640     25.29      3,489
  Arizona            234   9,232,351      4.77
                                                    692   118.54    39,454     24.35      3,486
  Virginia           212   8,900,485      4.60
                                                    693   116.72    41,983     26.74      3,576
  Michigan           197   8,309,825      4.29
                                                    690   118.09    42,182     27.24      3,663
  Colorado           189   8,219,811      4.25
                                                    690   117.65    43,491     20.95      3,846
  Missouri           202   7,833,270      4.05
                                                    689   118.86    38,779     26.48      3,815
  Washington         171   7,507,366      3.88
                                                    690   116.37    43,903     24.62      3,677
  Kansas             158   5,941,200      3.07
                                                    695   118.05    37,603     27.44      3,786
  North Carolina     142   5,862,524      3.03
                                                    693   120.00    41,285     24.85      4,277
  California         119   5,617,075      2.90
                                                    696   114.48    47,202     24.20      4,277
  Wisconsin          134   5,339,609      2.76
                                                    690   118.54    39,848     26.14      3,591
  Alabama            139   5,231,649      2.70
                                                    692   116.70    37,638     28.02      3,652
  Maryland           111   4,943,137      2.55
                                                    693   115.85    44,533     23.99      3,857
  Utah               124   4,931,781      2.55
                                                    689   117.54    39,772     23.33      3,338
  Kentucky           128   4,762,873      2.46
                                                    689   119.79    37,210     26.28      3,662
  Oklahoma           110   4,207,455      2.17
                                                    691   119.77    38,250     29.90      3,718
  Iowa               113   4,192,078      2.17
                                                    693   119.57    37,098     27.66      3,706
                     102   3,998,036      2.07
  Nebraska                                          691   119.02    39,196     28.60      3,910
                                         20.17
  Other              952  39,041,802                692   116.57    41,010     26.38      3,762
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
     TOTAL:        4,810                100.00      692   117.77               25.99      3,742
                         193,598,298                                40,249
------------------------------------------------------------------------------------------------
* The  reference  to  "Other" in the  preceding  table  includes  states and the
District of Columbia that contain  mortgage  properties  for less than 2% of the home loans.
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------
                             MORTGAGED PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------
                                                        PERCENTAGE
                                                        OF HOME
                                                        LOANS BY
                                 NUMBER                  CUT-OFF                                         WA
                                 OF                    DATE                  AVERAGE                 RESIDUAL
                                HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
 PROPERTY TYPE                  LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  Single Family             4,301      172,310,929     89.00     692   117.75     40,063   26.22     3,744
  Residence
  PUD Detached
                              277       12,447,862      6.43     693   117.80     44,938   23.46     3,948
  Condominium
                              127        4,597,518      2.37     687   118.03     36,201   25.47     3,383
  PUD Attached
                               51        2,131,236      1.10     690   118.10     41,789   23.57     3,435
  Townhouse/Rowhouse
  Attached                     39        1,498,941      0.77     694   117.52     38,434   26.06     3,560
  Multifamily (2-4
  units)                       14          561,934      0.29     696   119.75     40,138   25.77     3,311
  Manufactured Home             1           49,879      0.03     666   116.00     49,879   26.98     3,634
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         TOTAL:             4,810      193,598,298    100.00     692   117.77     40,249   25.99     3,742
-----------------------------------------------------------------------------------------------------------




                                  LOAN PURPOSE

---------------------------------------------------------------------------------------------------------------
                                                        PERCENTAGE
                                                        OF HOME
                                                        LOANS BY
                                 NUMBER                  CUT-OFF                                         WA
                                 OF                    DATE                  AVERAGE                 RESIDUAL
                                HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
 LOAN PURPOSE                   LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Debt Consolidation          3,962   160,328,868      82.82    690  118.04       40,467    26.09        3,748
  Cash                          465    17,265,238       8.92    699  116.12       37,130    24.26        3,676
  Rate/Term Refinance           318    13,584,533       7.02    697  117.07       42,719    27.38        3,711
  Home Improvement               43     1,666,806       0.86    703  117.44       38,763    23.33        4,213
  Other                          14       463,625       0.24    694  109.02       33,116    26.92        3,222
  Asset Acquisition               2        74,802       0.04    688  122.34       37,401    17.82        3,815
  Purchase Money                  2        68,102       0.04    759  109.91       34,051    16.61        5,249
  Home Imp/Debt Consol            2        65,332       0.03    687  121.22       32,666    30.80        2,731
  Convenience                     1        49,949       0.03    661  109.00       49,949    30.23        3,363
  Education                       1        31,042       0.02    700   72.00       31,042    20.00        3,715
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
          TOTAL:              4,810                   100.00    692  117.77       40,249    25.99        3,742
                                      193,598,298
---------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                            PREPAYMENT PENALTY TERMS

-----------------------------------------------------------------------------------------------------
                                            PERCENTAGE
                                            OF HOME
                                            LOANS BY
                     NUMBER                  CUT-OFF                                         WA
 PREPAYMENT          OF                    DATE                  AVERAGE                 RESIDUAL
 PENALTY            HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
 TERMS              LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  None              3,045                   63.43     693  117.76       40,328    25.68        3,801
                           122,799,492

  12 Months
                       25    1,083,756       0.56     687  114.88       43,350    27.87        3,874
  24 Months
                        7      298,731       0.15     682  117.70       42,676    25.25        3,490
  36 Months
                    1,709   68,417,166      35.34     689  117.82       40,033    26.44        3,635
  60 Months
                       13      470,619       0.24     706  116.04       36,201    39.79        2,374
  Other(1)
                       11      528,534       0.27     690  119.20       48,049    25.65        4,945
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    TOTAL:          4,810                  100.00     692  117.77       40,249    25.99        3,742
                           193,598,298
-----------------------------------------------------------------------------------------------------
    (1) Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months





                                  LIEN PRIORITY

-----------------------------------------------------------------------------------------------------
                                            PERCENTAGE
                                            OF HOME
                                            LOANS BY
                     NUMBER                  CUT-OFF                                         WA
 LIEN                OF                    DATE                  AVERAGE                 RESIDUAL
 PROPERTY           HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
                    LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  First Lien            1     27,100       0.01    786  42.00      27,100          N/A         1,501
  Second Lien       4,809 193,571,198     99.99    692 117.78      40,252        25.99         3,742
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
     TOTAL:         4,810                100.00    692 117.77      40,249        25.99         3,742
                          193,598,298
-----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                     DEBT-TO-INCOME RATIOS AS OF THE DATE OF ORIGINATION

-------------------------------------------------------------------------------------------------------------
                                                        PERCENTAGE
                                                        OF HOME
                                                        LOANS BY
 RANGE OF DEBT TO INCOME        NUMBER                  CUT-OFF                                         WA
 RATIOS AS OF THE                OF                    DATE                  AVERAGE                 RESIDUAL
 DATE OF                        HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.      INCOME
 ORIGINATION (%)                LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)     ($)
--------------------------------------------------------------------------------------------------------
    0.01 - 5.00                 3        76,164       0.04    675  108.16      25,388       18.23
                                                                                                       5,844
    5.01 - 10.00                4       170,891       0.09    727  112.21      42,723       26.27     16,827
  10.01 - 15.00
                                4       162,548       0.08    677  116.99      40,637       22.28      9,257
  15.01 - 20.00
                               30     1,000,995       0.52    704  115.49      33,366       32.75      5,495
  20.01 - 25.00
                              137     4,842,121       2.50    696  116.61      35,344       28.13      5,674
  25.01 - 30.00
                              409    15,350,566       7.93    694  116.59      37,532       26.61      5,036
  30.01 - 35.00
                              844    32,484,607      16.78    693  117.76      38,489       26.59      4,323
  35.01 - 40.00
                            1,115    44,102,974      22.78    691  117.90      39,554       25.52      3,779
  40.01 - 45.00
                            1,450    57,714,656      29.81    690  117.77      39,803       25.19      3,268
  45.01 - 50.00
                              811    37,573,685      19.41    692  118.34      46,330       26.59      3,016
  50.01- 55.00
                                3       119,090       0.06    708  117.84      39,697       25.62      2,605
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
         TOTAL:             4,810                   100.00    692  117.77      40,249       25.99      3,742
                                    193,598,298
-------------------------------------------------------------------------------------------------------------




                  RESIDUAL INCOME AS OF THE DATE OF ORIGINATION

-------------------------------------------------------------------------------------------------
                                                        PERCENTAGE
                                                        OF HOME
                                                        LOANS BY
                                NUMBER                  CUT-OFF
 RATINGS OF                      OF                    DATE                  AVERAGE
 RESIDUAL INCOME AS OF THE      HOME    CUT-OFF DATE  BALANCE WA   WA CLTV    PRINCIPAL    WA JR.
 DATE OF ORIGINATION ($)       LOANS   BALANCE ($)     (%)  FICO   (%)    BALANCE ($)  RATIO (%)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  Less than 1,500               5      113,290       0.06   722   89.63       22,658       28.36
  1,500 - 1,999               289    9,023,568       4.66   701  115.59       31,223       28.98
  2,000 - 2,999
                            1,319   49,267,146      25.45   694  117.92       37,352       27.46
  3,000 - 3,999
                            1,750   70,155,021      36.24   689  117.91       40,089       25.73
  4,000 - 4,999               798   34,388,359      17.76   691  118.04       43,093       25.30
  5,000 - 5,999               366   16,599,282       8.57   692  117.94       45,353       24.63
  6,000 or Greater            283   14,051,630       7.26   692  117.30       49,652       23.53
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
         TOTAL:             4,810                  100.00   692  117.77       40,249       25.99
                                   193,598,298
-------------------------------------------------------------------------------------------------
